--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                           California Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------
Report Highlights
================================================================================
California Tax-Free Funds

* The environment for bonds was generally favorable during the six months ended August 31, 1997, as the Federal Reserve held the line after raising rates in March.

* California's economy continued to expand at rates above national levels, but both the state and localities face financial challenges.

* The funds provided solid returns for the period; the Money Fund matched its peer group average and the Bond Fund lagged slightly.

* The Money Fund's maturity posture was neutral in advance of a looming increase in short-term securities; the Bond Fund maintained a conservative tilt.

* Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

FELLOW SHAREHOLDERS

     The municipal bond market and the California tax-free funds provided solid returns during the six months ended August 31. Long-term interest rates declined on balance, while money market rates showed little net change despite interim fluctuations. Strong economic growth continued into the first quarter of 1997, and in March the Federal Reserve raised the federal funds rate a quarter-point to 5.50%. With inflation remaining subdued, the Fed subsequently left rates unchanged, creating a generally favorable environment for bonds.

MARKET ENVIRONMENT

     Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

     [Interest Rate Levels. A 2-line chart showing the T. Rowe Price index of California bond and money market yields from 8/31/96 to 8/31/97][wrap above paragraph around it Source: T. Rowe Price Associates].

     Municipal interest rates, including yields on California bonds, followed a similar pattern, rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period. The yield on long-term AAA general obligation (GO) bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened, as short-term rates rose modestly in anticipation of further Fed tightening, and long-term rates trended lower on positive inflation news.

     California's economy continued to expand at a healthy pace. In the 12 months ending July 1997, employment grew by 2.9%, led by job growth in construction, versus 2.2% for the nation. The state's financial picture is stronger than in the early 1990s, but spending pressures in the current fiscal year have reversed the favorable trend. After a four-year record of operating surpluses, the 1998 budget, which includes a large one-time repayment to the state pension fund, projects a deficit. California general obligation bonds are rated A+ (with AAA being the highest possible rating); among the rating agencies, Moody's and Fitch have "positive" outlooks on the state while Standard & Poor's outlook is "stable."

     We continue to monitor the effects of Proposition 218, a voter initiative adopted in November 1996. This initiative requires voter approval for a wide variety of tax and fee increases for cities, counties, and special districts, and also mandates voter ratification of a number of existing taxes. Large urban counties, such as Los Angeles, are especially vulnerable. Stressed by heavy social service burdens, localities often depend on one-time funding devices, and their reserves have become thin. The long-run implications of Proposition 218 are, of course, unknown.

CALIFORNIA TAX-FREE MONEY FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                          6 Months           12 Months
--------------------------------------------------------------------------------
California Tax-Free
Money Fund                                         1.51%              2.96%
Lipper California Tax-Exempt
Money Market Funds Average                         1.51               2.96
================================================================================

     Your fund's performance was exactly in line with the average of similar funds for both the six-month and one-year periods, as shown in the table.

     The tax-exempt short-term market was quite well behaved during the past six months. Even though the period began with a hike in the federal funds rate and the Fed "on alert" for signs of rising inflation, the short-term market moved to modestly higher rates in a calm and measured fashion. One-year securities closed the period 15 basis points higher than on February 28 (fiscal year-end) and fluctuated only 25 basis points between the period's high and low. (One hundred basis points equal one percent.) Strong demand, coupled with contracting supply, helped considerably in forestalling potentially wide yield movements. During the period, tax-exempt money fund assets expanded to a record $154.2 billion-up $14 billion so far in 1997-and California tax-exempt retail funds also rose, reaching the $19 billion mark in August. Meanwhile, short-term new issuance so far in 1997 has run $4.2 billion behind last year's volume, attributable largely to the postponement to September of the state's annual short-term financing, totaling $3 billion this year.

     The fund ended the six-month period with a weighted average maturity (WAM) of 46 days, similar to the 44-day WAM at fiscal year-end and equal to our competitive peer group average. For most of the period, our maturity posture was quite similar to the average because we did not want to lengthen in advance of the seasonal California issuance. We expect to extend our maturity somewhat in the near term, provided, of course, that such strategy coincides with our general outlook for short-term rates.

CALIFORNIA TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                          6 Months          12 Months
--------------------------------------------------------------------------------
California Tax-Free
Bond Fund                                         3.88%             9.03%

Lipper California Municipal
Debt Funds Average                                4.06              8.98
================================================================================

     The fund's returns lagged the peer group average over the past six months but were a bit higher than the average for the 12-month period. We lost some ground during the six months as our more conservative interest rate and credit strategy kept the fund from participating fully in the periods of market strength.

     The fund's duration ranged from 7.1 to 7.8 years over the past six months, slightly below the estimated 7.5 to 8.0 years for our benchmark. (Duration is a measure of interest rate sensitivity. For example, a duration of seven years means a fund's share price would rise or fall about 7% for each one-percentage-point fall or rise in interest rates, respectively.) This strategy worked well from February through April but hurt us when the market rallied and rates declined between May and July. In August, as rates reversed course, we elected to keep duration at the lower end of this range and to wait for opportunities to extend at higher interest rates.

==============================
 . . . we  were  encouraged  by
the continuing strength of the
california economy . . .
------------------------------

     On the credit front, we were encouraged by the continuing strength of the California economy and what this means for bond issuers. At the same time, we were somewhat thwarted by the high percentage of insured bonds in the marketplace. By some accounts, over 80% of new California bond issues and an increasing amount of secondary market bonds now carry insurance. This makes it difficult to realize price appreciation from uninsured bonds with improving credit fundamentals. Currently, just over half of the fund's holdings are insured, and another 10% have been prerefunded or escrowed to maturity with U.S. Treasuries as collateral. This very high credit quality (over 60% of the holdings carry AAA ratings from the rating agencies) will serve us well when yield differences between the quality sectors widen, but there is little evidence of that happening soon. Accordingly, we are using our credit research resources to look for ways to uncover uninsured investments with solid fundamentals that will enhance fund performance.

     California bond supply is running well below 1996 levels-down 18% through August. In recent years, June was a particularly heavy month, usually providing an opportunity to buy California bonds at attractive yields relative to national levels. This opportunity did not present itself this summer as supply was both lower and more evenly spread out. Issuance is slated to increase in September and October, and we hope to take advantage of that. Recently we purchased some one-year notes issued annually by the state, since the relative flatness of the yield curve made these yields seem attractive when balanced with our long-term investments.

OUTLOOK

     The national municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we would expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations that purchase municipals.

     Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as strongly as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening to keep inflation in check. Until visible signs of rising inflation appear, however, there is little reason for us to adopt defensive postures in the funds. Despite the strong economy, we believe the overall environment for fixed income securities remains favorable due to continuing low inflation and fiscal restraint.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 22, 1997

T. Rowe Price California Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                          2/28/97        8/31/97

California Tax-Free Money Fund
--------------------------------------------------------------------------------
Price Per Share                                          $   1.00      $   1.00
Dividends Per Share
    For 6 months ....................................       0.014         0.015
    For 12 months ...................................       0.028         0.029
Dividend Yield (7-Day Compound) * ...................        2.85%         2.80%
Weighted Average Maturity (days) ....................          44            46
Weighted Average Quality ** .........................  First Tier    First Tier

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share $ ...................................       10.47       $ 10.60
Dividends Per Share
    For 6 months ....................................        0.28          0.27
    For 12 months ...................................        0.55          0.55
Dividend Yield *
    For 6 months ....................................        5.35%         5.21%
    For 12 months ...................................        5.40          5.35
Weighted Average Maturity (years) ...................        17.2          17.3
Weighted Average Effective Duration (years) .........         7.6           7.1
Weighted Average Quality *** ........................         AA-           AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price California Tax-Free Funds
================================================================================
Portfolio Highlights

Sector Diversification
                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                            2/28/97      8/31/97

California Tax-Free Money Fund
--------------------------------------------------------------------------------
Hospital Revenue .......................................         15%         22%
Water and Sewer Revenue 15 .............................         15
Lease Revenue ..........................................         10          13
General Obligation-Local ...............................         18          10
Nuclear Revenue 6 ......................................          8
Air and Sea Transportation Revenue .....................          3           7
Electric Revenue .......................................          6           6
Dedicated Tax Revenue ..................................         --           5
Industrial and Pollution Control Revenue ...............          9           4
Pooled Loan Revenue 4 ..................................          4
All Other ..............................................         13           3
Other Assets Less Liabilities ..........................          1           3
Total ..................................................        100%        100%

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Dedicated Tax Revenue ..................................         16%         16%
Lease Revenue ..........................................         13          14
Water and Sewer Revenue 11 .............................         11
Air and Sea Transportation Revenue .....................          7           9
Prerefunded Bonds ......................................          9           9
Housing Finance Revenue 8 ..............................          7
General Obligation - Local .............................          6           7
Nuclear Revenue 7 ......................................          6
Hospital Revenue .......................................          5           5
General Obligation - State .............................          4           3
Industrial and Pollution Control Revenue ...............          2           2
Electric Revenue .......................................          2           2
Escrowed to Maturity ...................................          2           2
All Other ..............................................          7           5
Other Assets Less Liabilities ..........................          1           2
Total ..................................................        100%        100%

T. Rowe Price California Tax-Free Funds
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[California Tax-Free Money Fund SEC Chart Shown here]

[California Tax-Free Bond Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 8/31/97               1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
California Tax-Free Money Fund       2.96%        3.04%       2.63%        3.50%
California Tax-Free Bond Fund        9.03         7.70        6.93         7.67

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.
================================================================================

T. Rowe Price California Tax-Free Money Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                   6 Months              Year
                                      Ended             Ended
                                    8/31/97           2/28/97          2/29/96          2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period .........   $     1.000       $     1.000      $     1.000      $     1.000      $     1.000      $     1.000
Investment activities
    Net investment income ...         0.015*            0.028*           0.032*           0.025*           0.019*           0.023*
Distributions
    Net investment income ...        (0.015)           (0.028)          (0.032)          (0.025)          (0.019)          (0.023)
NET ASSET VALUE
End of period ...............   $     1.000       $     1.000      $     1.000      $     1.000      $     1.000      $     1.000
Ratios/Supplemental Data
Total return ................          1.51%*            2.87%*           3.24%*           2.55%*           1.92%*           2.31%*
Ratio of expenses to
average net assets ..........          0.55%*+           0.55%*           0.55%*           0.55%*           0.55%*           0.55%*
Ratio of net investment
income to average
net assets ..................          3.00%*+           2.82%*           3.20%*           2.51%*           1.90%*           2.29%*
Net assets, end of period
(in thousands) ..............   $    83,827       $    82,210      $    72,739      $    76,289      $    74,016      $    66,617
------------------------------------------------------------------------------------------------------------------------------------

*   Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.
+   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                     6 Months              Year
                                        Ended             Ended
                                       8/31/97          2/28/97         2/29/96         2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period ............   $     10.47      $     10.45     $     10.00     $     10.43      $     10.65      $      9.85
Investment activities
    Net investment income ......          0.27             0.55            0.55            0.55*            0.56*            0.57*
    Net realized and
    unrealized gain (loss) .....          0.13             0.02            0.45           (0.41)            0.01             0.80
    Total from
    investment activities ......          0.40             0.57            1.00            0.14             0.57             1.37
Distributions
    Net investment income ......         (0.27)           (0.55)          (0.55)          (0.55)           (0.56)           (0.57)
    Net realized gain ..........            --               --              --           (0.02)           (0.23)              --
    Total distributions ........         (0.27)           (0.55)          (0.55)          (0.57)           (0.79)           (0.57)
NET ASSET VALUE
End of period ..................   $     10.60      $     10.47     $     10.45     $     10.00      $     10.43      $     10.65
Ratios/Supplemental Data
Total return ...................          3.88%            5.64%          10.28%           1.60%*           5.37%*          14.41%*
Ratio of expenses to
average net assets .............          0.59%+           0.62%           0.63%           0.60%*           0.60%*           0.60%*
Ratio of net investment
income to average
net assets .....................          5.15%+           5.29%           5.40%           5.60%*           5.19%*           5.69%*
Portfolio turnover rate ........          31.6%+           47.3%           61.9%           78.0%            73.4%            57.5%
Net assets, end of period
(in thousands) .................   $   176,039      $   160,813     $   146,194     $   131,953      $   151,936      $   143,973
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Money Fund
================================================================================
Unaudited                                                        August 31, 1997
================================================================================
Statement of Net Assets
                                                                 Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

CALIFORNIA 95.2%
ABAG Fin. Auth. for Nonprofit
    Packard Children's, COP
        VRDN (Currently 2.95%)
        (AMBAC Insured) ................................   $ 1,500      $ 1,500
Alameda County, GO, TRAN, 4.50%, 7/22/98 ...............     1,000        1,005
California Dept. of Water Resources, TECP
        3.55 - 3.75%, 9/22 - 9/30/97 ...................     4,041        4,041
California EFA
    California Institute of Technology
        VRDN (Currently 3.05%) .........................       500          500
    Stanford Univ., VRDN (Currently 2.95%) .............       500          500
California HFFA
    Catholic Healthcare West
        VRDN (Currently 3.00%)
        (MBIA Insured) .................................     3,100        3,100
    Kaiser Permanente, VRDN (Currently 3.00%) ..........       600          600
    Pooled Loan Program
        VRDN (Currently 3.05%)
        (FGIC Insured) .................................     3,000        3,000
    Santa Barbara Cottage Hosp .........................
        VRDN (Currently 3.00%) .........................     3,365        3,365
California Pollution Control Fin. Auth., PCR
    Pacific Gas and Electric
        VRDN (Currently 3.05%) * .......................       500          500
        VRDN (Currently 3.10%) * .......................     3,500        3,500
    Shell Oil, VRDN (Currently 3.45%) * ................     1,000        1,000
California Statewide CDA
    Chevron, VRDN (Currently 3.50%) * ..................     1,700        1,700
    Kaiser Permanente, VRDN (Currently 3.00%) ..........     3,100        3,100
    St. Joseph Health, VRDN (Currently 2.95%) ..........     2,300        2,300
Chula Vista IDA, San Diego Gas and Electric
        VRDN (Currently 3.75%) * .......................     2,500        2,500
Irvine Public Fac. and Infrastructure Auth .............
        VRDN (Currently 3.10%) .........................     3,545        3,545
Irvine Ranch Water Dist., VRDN (Currently 3.40%) .......     1,800        1,800
Kern High School Dist., GO, TRAN
        4.50%, 8/20/98 .................................   $ 1,000      $ 1,006
Kern High School Dist., Golden Empire Schools
        VRDN (Currently 3.10%) .........................     1,100        1,100
Long Beach Harbor, TECP, 3.60 - 3.65%, 9/8 - 10/7/97 * .     2,000        2,000

Los Angeles County, GO
        6.40%, 9/1/97 ..................................        25           25
    TRAN, 4.50%, 6/30/98 ...............................     2,000        2,010
    Pension Obligation
        VRDN (Currently 2.95%)
        (AMBAC Insured) ................................     1,500        1,500
Los Angeles County, Wastewater, TECP
        3.55 - 3.60%, 9/11 - 10/7/97 ...................     2,100        2,100
Los Angeles County Metropolitan Transportation Auth ....
    Sales Tax
        VRDN (Currently 3.45%) .........................     4,000        4,000
        8.00%, 7/1/18 (Prerefunded 7/1/98+) ............     1,575        1,659
Metropolitan Water Dist. of Southern California
        VRDN (Currently 3.00%)
        (AMBAC Insured) ................................     1,390        1,390
    TECP, 3.55 - 3.60%, 10/8 - 10/10/97 ................     2,400        2,400
MSR Public Power Agency, San Juan
        VRDN (Currently 3.00%)
        (AMBAC Insured) ................................     1,000        1,000
Newport Beach, Hoag Memorial Hosp ......................
        VRDN (Currently 3.40%) .........................     4,500        4,500
Oakland, COP, VRDN (Currently 3.30%) ...................     4,100        4,100
Orange County, Airport, 5.00%, 7/1/98 (MBIA Insured) * .     1,500        1,513
Riverside County, GO, TRAN, 4.50%, 6/30/98 .............     2,000        2,009
Riverside County, COP
        VRDN (Currently 3.00%) .........................       500          500
        VRDN (Currently 3.10%) .........................     1,392        1,392
Sacramento County, GO, TRAN, 4.50%, 9/30/97 ............       480          480
San Francisco City and County Int'l. Airport, TECP
        3.65 - 3.70%, 10/23 - 10/24/97 * ...............     2,000        2,000
San Jose/Santa Clara Water Fin. Auth ...................
        VRDN (Currently 2.95%) .........................     1,000        1,000
Santa Clara/El Camino Hosp. Dist., Valley Medical Center
        VRDN (Currently 3.20%) .........................      $490         $490
Southern California Public Power Auth ..................
        VRDN (Currently 2.95%)
        (AMBAC Insured) ................................     4,100        4,100
Total California (Cost $79,830) ........................                 79,830

WYOMING  1.2%
Uinta County, PCR, Chevron, VRDN (Currently 3.80%) .....     1,000        1,000
Total Wyoming (Cost  $1,000) ...........................                  1,000
Total Investments in Securities
96.4% of Net Assets (Cost  $80,830) ....................             $   80,830
Other Assets Less Liabilities ..........................                  2,997
NET ASSETS .............................................             $   83,827
Net Assets Consist of:
Accumulated net investment income -
net of distributions ...................................                  $   4

Accumulated net realized gain/loss -
net of distributions ...................................                   (101)
Paid-in-capital applicable to 83,927,860
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized ............................                 83,924
NET ASSETS .............................................             $   83,827
NET ASSET VALUE PER SHARE ..............................               $   1.00

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
CDA    Community Development Administration
COP    Certificates of Participation
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
GO     General Obligation
HFFA   Health Facility Financing Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
TECP   Tax-Exempt Commercial Paper
TRAN   Tax Revenue Anticipation Note
VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1997
================================================================================
Statement of Net Assets
                                                                 Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands

CALIFORNIA  96.2%
Alameda County, Public Fac., COP
        6.00%, 9/1/21 (MBIA Insured) .......................     $980    $1,033
Anaheim PFA, Public Improvements
        5.00%, 9/1/27 (FSA Insured) ........................    3,435     3,198
Brea PFA, Tax Allocation Redev .............................
        6.75%, 8/1/22 (MBIA Insured) .......................    1,435     1,571
California, GO
        5.25%, 10/1/20 .....................................    1,700     1,656
        6.40%, 2/1/20* .....................................    2,200     2,264

California Dept. of Water Resources
    Central Valley
        7.00%, 12/1/11 .....................................    1,730     2,087
        7.00%, 12/1/12 .....................................    1,000     1,207
California EFA
    Pooled College and Univ ................................
        5.60%, 12/1/14 .....................................    1,000     1,008
        5.60%, 12/1/20 .....................................    1,000       993
    St. Mary's College of California
        7.50%, 10/1/20 (Prerefunded 10/1/00+) ..............    2,000     2,232
    Stanford Univ., 5.25%, 12/1/26 .........................    1,500     1,467
California Health Fac. Fin. Auth., Pomona Valley Hosp ......
        5.75%, 7/1/15 (MBIA Insured) .......................    1,800     1,858
California HFFA
    Catholic Healthcare West
        VRDN (Currently 3.00%)
        (MBIA Insured) .....................................      200       200
        5.25%, 7/1/23 (AMBAC Insured) ......................    1,000       958
California Housing Fin. Agency
        6.15%, 8/1/16 * ....................................    1,000     1,033
        6.70%, 8/1/15 ......................................    1,100     1,156
        6.70%, 8/1/25 * ....................................      940       994
        6.85%, 8/1/17 ......................................    3,015     3,177
        7.20%, 8/1/09 ......................................      260       272
        7.25%, 8/1/10 ......................................      185       193
        7.25%, 8/1/17 ......................................    1,000     1,076
        7.625%, 8/1/09 .....................................      720       740
California Housing Fin. Agency
        7.875%, 8/1/19 .....................................     $365      $377
        8.00%, 8/1/19 ......................................      185       193
        8.10%, 8/1/07 ......................................      190       194
        8.20%, 8/1/17 ......................................      230       235
California Pollution Control Fin. Auth., PCR
    Laidlaw Enviromental, 6.70%, 7/1/07 ....................    1,000     1,018
    Pacific Gas and Electric
        5.85%, 12/1/23 (MBIA Insured) * ....................    2,000     2,030
    Resource Recovery, WMX Technologies
        7.15%, 2/1/11 * ....................................    1,500     1,631
    Shell Oil
        VRDN (Currently 3.40%) .............................      900       900
        VRDN (Currently 3.45%) * ...........................      400       400
    Southern California Edison
        6.85%, 12/1/08 (AMBAC Insured) .....................    1,000     1,063
California Public Works Board
    Dept. of Corrections
        6.875%, 11/1/14
        (Prerefunded 11/1/04+) .............................    1,000     1,165
    Univ. of California
        5.50%, 6/1/14 ......................................    2,000     2,041
        6.40%, 12/1/16 (AMBAC Insured)
        (Prerefunded 12/1/02+) .............................    1,000     1,117

California Statewide CDA
    Chevron, VRDN (Currently 3.50%) * ......................      400       400
    Sutter Health, COP
        5.50%, 8/15/23 (MBIA Insured) ......................    2,000     1,962
Castaic Lake Water Agency
    Water System Improvement, COP
        7.00%, 8/1/12 (MBIA Insured) .......................    1,000     1,204
        7.00%, 8/1/13 (MBIA Insured) .......................    1,700     2,049
Castaic Union School Dist., GO
        Zero Coupon, 5/1/18 (FGIC Insured) .................    5,175     1,639
Central Coast Water Auth., State Water Project Regional Fac
        6.60%, 10/1/22 (AMBAC Insured)
        (Prerefunded 10/1/02+) .............................    1,000     1,123
Chula Vista IDA, San Diego Gas and Electric
        VRDN (Currently 3.75%) * ...........................    1,600     1,600
Contra Costa County, Merrithew Memorial Hosp., COP
        5.375%, 11/1/17 (MBIA Insured) .....................   $2,185    $2,149
Contra Costa Water Dist ....................................
        7.625%, 10/1/08
        (Prerefunded 10/1/98+) .............................      500       530
Corona Redev. Agency, Tax Allocation
        6.25%, 9/1/13 (FGIC Insured) .......................    1,000     1,085
Coronado CDA, Tax Allocation, 5.70%, 9/1/12 (FSA Insured) .. 1,000 1,049 Dry Creek Joint Elementary School Dist., GO
    Capital Appreciation
        Zero Coupon, 8/1/13 (FSA Insured) ..................    1,300       550
        Zero Coupon, 8/1/14 (FSA Insured) ..................    1,340       532
East Bay Municipal Utility Dist., Water, 6.00%, 6/1/12 .....    2,000     2,100
Emeryville PFA, Housing Increment Loan, 6.20%, 9/1/25 ......    1,000     1,024
Escondido, Multi-Family Housing
    Terrace Gardens Apartments, 5.40%, 1/1/27 ..............    1,000     1,028
Fontana Unified School Dist., GO, Capital Appreciation
        Zero Coupon, 7/1/11 (MBIA Insured) .................    1,100       528
Foothill / Eastern Transportation Corridor Agency
    California Toll Road, Zero Coupon, 1/1/17 ..............    4,000     1,273
Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98 ...............      300       302
Inglewood Redev. Agency, Century Redev., 6.125%, 7/1/23 ....    2,800     2,856
Inland Empire Solid Waste Fin. Auth ........................
    San Bernardino County Landfills
        6.25%, 8/1/11 (FSA Insured) * ......................    1,000     1,101
Kern County Union High School Dist., GO
        7.00%, 8/1/10 (MBIA Insured) .......................    1,000     1,195
Long Beach
    Harbor
        5.25%, 5/15/25 (MBIA Insured) * ....................    2,000     1,907
        7.25%, 5/15/19 * ...................................    2,500     2,603
Los Angeles City
    Dept. of Water, Power and Electric
        6.40%, 5/15/28 .....................................    2,500     2,672
    Wastewater, 7.10%, 6/1/18 ..............................    1,000     1,065

Los Angeles County
    Civic Center Heating and Refrigerating Plant, COP
        8.00%, 6/1/10 (Prerefunded 6/1/98+) ................      500       525
Los Angeles County
    Marina del Rey, COP, 6.50%, 7/1/08 .....................   $1,000    $1,060
    Museum of Art, VRDN (Currently 3.15%) ..................      600       600
Los Angeles County Metropolitan Transportation Auth ........
    Sales Tax
        3.45%, 7/1/17 ......................................      625       625
        6.00%, 7/1/26 (MBIA Insured) .......................    2,000     2,094
        7.40%, 7/1/15 ......................................      515       553
Los Angeles County Public Works Fin. Auth ..................
    Multiple Capital Fac ...................................
        5.125%, 6/1/17 (AMBAC Insured) .....................    4,000     3,853
        5.125%, 12/1/17 (AMBAC Insured) ....................    1,500     1,442
    Rowland Heights, 5.50%, 10/1/18 (FSA Insured) ..........    1,500     1,527
Los Angeles Harbor Dept ....................................
        6.50%, 8/1/25 (Prerefunded 8/1/02+) ................    1,000     1,115
        6.625%, 8/1/19 * ...................................    2,500     2,702
        7.60%, 10/1/18
        (Escrowed to Maturity) .............................    3,000     3,741
Los Angeles Municipal Improvement Central Library
        6.35%, 6/1/20 ......................................    1,500     1,593
Midpeninsula Regional Open Space Dist ......................
        5.90%, 9/1/14 (AMBAC Insured) ......................    1,250     1,310
Modesto Health Fac., Memorial Hosp .........................
        5.125%, 6/1/17 (MBIA Insured) ......................      745       716
Modesto Irrigation Dist. Fin. Auth .........................
    Geysers, Geothermal Project
        6.00%, 10/1/15 (MBIA Insured) ......................    1,500     1,590
Mojave Water Agency, Morongo Basin
        5.75%, 9/1/15 (FGIC Insured) .......................    2,000     2,069
Mt. Diablo Hosp. Dist ......................................
        8.00%, 12/1/11 (AMBAC Insured)
        (Prerefunded 12/1/00+) .............................    1,250     1,419
Newport Beach
    Hoag Memorial Hosp .....................................
        VRDN (Currently 3.40%) .............................    1,800     1,800
Oakland, GO, 7.60%, 8/1/21 (FGIC Insured) ..................    3,500     3,674
Orange County
    Juvenile Justice Center, COP
        7.625%, 6/1/19 (Prerefunded 6/1/99+) ...............    1,750     1,888
Orange County
    Recovery
        6.00%, 6/1/10 (MBIA Insured) .......................   $2,500    $2,723
        COP, 6.00%, 7/1/26 (MBIA Insured) ..................    1,000     1,048
Orange County Local Transportation Auth., Sales Tax
        6.00%, 2/15/09 (AMBAC Insured) .....................      750       827
Orchard School Dist., GO, 6.50%, 8/1/19 (FGIC Insured) .....    1,000     1,114
Placentia PFA, Special Tax, 6.60%, 9/1/15 ..................    1,000     1,020

Pomona Unified School Dist., GO
        6.15%, 8/1/15 (MBIA Insured) .......................    1,000     1,102
Rancho Mirage Joint Powers Fin. Auth .......................
    Eisenhower Medical Center
        5.25%, 7/1/17 (MBIA Insured) .......................    1,000       970
Riverside County, Desert Justice Fac., COP
        6.00%, 12/1/12 (MBIA Insured) ......................    1,000     1,057
Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14 ..........    2,000     1,950
Sacramento County, Public Fac ..............................
    Coroner Crime Laboratory, COP
        6.375%, 10/1/14 (AMBAC Insured) ....................    1,000     1,082
Saddleback Valley Unified School Dist ......................
    Special Tax
        Zero Coupon, 9/1/19 (FSA Insured) ..................    2,370       692
        6.00%, 9/1/15 (FSA Insured) ........................    1,375     1,501
San Bernardino County
    Medical Center, COP, 5.50%, 8/1/07 .....................    1,500     1,569
    West Valley Detention Center
        7.70%, 11/1/18 (Prerefunded 11/1/98+) ..............      500       531
San Diego, IDR, San Diego Gas and Electric
        6.40%, 9/1/18 (MBIA Insured) .......................    1,175     1,275
San Francisco Bay Area Rapid Transit, Sales Tax
        5.50%, 7/1/15 (FGIC Insured) .......................    1,800     1,820
San Francisco City and County Airport Commission
    Int'l. Airport
        5.625%, 5/1/21 (FGIC Insured) ......................    1,750     1,763
        5.80%, 5/1/21 (FGIC Insured) * .....................    1,000     1,011
        6.30%, 5/1/25 (FGIC Insured) * .....................    1,000     1,049
        6.50%, 5/1/18 (AMBAC Insured) * ....................    4,000     4,337
San Francisco City and County Public Utility Commission
        6.00%, 11/1/15 .....................................   $3,000    $3,110
        8.00%, 11/1/11 .....................................    1,000     1,027
San Jose Redev. Agency, Merged Area Redev ..................
        VRDN (Currently 3.70%) .............................      400       400
Santa Ana Housing Auth., Villa Del Sol Apartments
        5.65%, 11/1/21 * ...................................    1,000     1,035
Santa Clara, Electric, 6.25%, 7/1/19 (MBIA Insured) ........    2,000     2,145
Santa Clara County Fin. Auth., VMC Fac .....................
        7.75%, 11/15/11 (AMBAC Insured) ....................    1,000     1,282
Santa Clara Redev. Agency, Bayshore North
        7.00%, 7/1/10 (AMBAC Insured) ......................    3,000     3,592
Santa Margarita/Dana Point Auth ............................
        7.25%, 8/1/10 (MBIA Insured) .......................    1,000     1,222
South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured) ......    2,000     2,371
Southern California Public Power Auth ......................
        VRDN (Currently 2.95%)
        (AMBAC Insured) ....................................      200       200
        6.75%, 7/1/10 ......................................    2,100     2,427
        6.75%, 7/1/12 ......................................    1,700     1,974
Torrance, Little Co. of Mary Hosp., 6.875%, 7/1/15 .........    1,275     1,370

Tri City Hosp. Dist ........................................
        7.50%, 2/1/17 (MBIA Insured)
        (Prerefunded 2/1/02+) ..............................    2,000     2,292
Tulare County, Capital Improvement, COP
        6.00%, 2/15/16 (MBIA Insured) ......................    1,000     1,049
Walnut Valley Unified School Dist., GO
        7.20%, 2/1/16 (MBIA Insured) .......................    1,000     1,208
Total California (Cost $158,902) ...........................            169,304

PUERTO RICO  1.5%
Puerto Rico Electric Power Auth
        7.00%, 7/1/21 (Prerefunded 7/1/01+) ...........         1,000      1,116
Puerto Rico Public Building Auth., GO, Gov't. Fac
        5.00%, 7/1/27 (AMBAC Insured) .................         1,700      1,604
Total Puerto Rico (Cost $2,585) .......................         2,720
Total Investments in Securities
97.7% of Net Assets (Cost $161,487) ...................                $ 172,024
Other Assets Less Liabilities .........................                    4,015
NET ASSETS ............................................                $ 176,039
Net Assets Consist of:
Accumulated net investment income -
net of distributions ..................................                $       6
Accumulated net realized gain/loss -
net of distributions ..................................                    (732)
Net unrealized gain (loss) ............................                   10,537
Paid-in-capital applicable to 16,607,647
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized ...........................                  166,228
NET ASSETS ............................................                $ 176,039
NET ASSET VALUE PER SHARE .............................                   $10.60

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
CDA    Community Development Administration
COP    Certificates of Participation
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFFA   Health Facility Financing Authority
IDR    Industrial Development Revenue
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
PFA    Public Facility Authority
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
================================================================================
Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                         Money Fund    Bond Fund
                                                         ----------    ---------
                                                           6 Months     6 Months
                                                              Ended        Ended
                                                            8/31/97      8/31/97
Investment Income
Interest income ........................................     $1,511     $ 4,820
Expenses
    Investment management ..............................        122         357
    Custody and accounting .............................         48          51
    Shareholder servicing ..............................         45          62
    Prospectus and shareholder reports .................          6           9
    Legal and audit ....................................          6           5
    Trustees ...........................................          3           3
    Registration .......................................          2           8
    Miscellaneous ......................................          2           3
    Total expenses .....................................        234         498
Net investment income ..................................      1,277       4,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities .........................................          4         614
    Futures ............................................         --        (178)
    Net realized gain (loss) ...........................          4         436
Change in net unrealized gain or loss on securities ....         --       1,737
Net realized and unrealized gain (loss) ................          4       2,173
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .................................     $1,281     $ 6,495

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
================================================================================
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                               Money Fund                                 Bond Fund
                                                           ------------------------------           -------------------------------
                                                             6 Months                Year             6 Months                 Year
                                                                Ended               Ended                Ended                Ended
                                                              8/31/97             2/28/97              8/31/97              2/28/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ........................           $  1,277            $  2,134            $   4,322            $   7,940
    Net realized gain (loss) .....................                  4                  13                  436                   39
    Change in net unrealized
    gain or loss .................................                 --                  --                 1737                  323
    Increase (decrease) in
    net assets from operations ...................              1,281               2,147                6,495                8,302
Distributions to shareholders
    Net investment income ........................             (1,277)             (2,134)              (4,322)              (7,940)
Capital share transactions *
    Shares sold ..................................             38,579              78,584               23,087               32,731
    Distributions reinvested .....................              1,186               1,995                2,984                5,523
    Shares redeemed ..............................            (38,152)            (71,121)             (13,018)             (23,997)
    Increase (decrease) in
    net assets from capital
    share transactions ...........................              1,613               9,458               13,053               14,257
Net Assets
Increase (decrease)
during period ....................................              1,617               9,471               15,226               14,619
Beginning of period ..............................             82,210              72,739              160,813              146,194
End of period ....................................           $ 83,827            $ 82,210            $ 176,039            $ 160,813
*Share information
    Shares sold ..................................             38,579              78,584                2,203                3,166
    Distributions reinvested .....................              1,186               1,995                  284                  535
    Shares redeeemed .............................            (38,152)            (71,121)              (1,243)              (2,328)
    Increase (decrease)
    in shares outstanding ........................              1,613               9,458                1,244                1,373

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

     VALUATION Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $35,672,000 and $25,063,000, respectivly, for the six months ended August 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $105,000, of which $9,000 expires in 1998, and $96,000 in 2003. The Bond Fund has unused realized capital loss carry-forwards for federal income tax purposes of $1,085,000, of which $1,084,000 expires in 2003, and $1,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1997, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $80,830,000 and $161,487,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $10,537,000, of which $10,596,000 related to appreciated investments and $59,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $20,000 and $63,000 were payable at August 31, 1997 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets for the Money and Bond Funds, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, for the Money Fund which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $59,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1997, and $271,000 remain unaccrued from a prior period. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $69,000 and $85,000, respectively, for the six months ended August 31, 1997, of which $13,000 and $16,000, respectively, were payable at period-end.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration  Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price California Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C05-051  8/31/97